UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 3, 2007

FIRST AVIATION SERVICES INC.

Delaware	0-21995	06-1419064
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

15 RIVERSIDE AVE
WESTPORT CT 06880-4214
2032913303

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 3, 2007, the Board of Directors of First Aviation Services Inc. (the “Company”) unanimously approved the filing of a Form 25 with the Securities and Exchange Commission (the "SEC") to voluntarily delist from the Nasdaq Capital Market its common stock on July 16, 2007. On July 5, 2007, the Company notified Nasdaq of its intention to delist.  On the July 26, 2007 effective date of delisting, the Company will file a Form 15 with the SEC to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is eligible to delist and deregister because it had fewer than 300 holders of record of its common stock at the beginning of its fiscal year.

Item 7.01    Regulation FD Disclosure.

The information furnished on Exhibits 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in  such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by First Aviation Services Inc., dated July 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2007	FIRST AVIATION SERVICES INC.

By:  /s/  Bill L. Reznicek
Name:  Bill L. Reznicek
Title: Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by First Aviation Services Inc., dated July 5, 2007.